UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.           )

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TF FINANCIAL CORPORATION
(Name of Registrant as Specified In Its Charter)
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
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March 26, 2012

Dear Stockholders:

On behalf of the Board of Directors and management of TF Financial Corporation, I cordially invite you to attend the 2012 Annual Meeting of Stockholders to be held at Holy Family University, One Campus Drive, Room 138, Newtown, Pennsylvania on April 25, 2012 at 9:30 a.m., Eastern Time. The attached Notice of Annual Meeting and Proxy Statement describe the formal business to be transacted at the meeting. During the meeting, I will also report on the operations of the Company. Directors and officers of the Company will be present to respond to any questions stockholders may have.

At the Meeting, stockholders will (i) elect three directors, (ii) vote on the approval of the 2012 Stock Option Plan, and (iii) vote on the ratification of the appointment of the Company’s independent auditor.

Whether or not you plan to attend the meeting, please sign and date the enclosed proxy card and return it in the accompanying postage-paid return envelope as promptly as possible. This will not prevent you from voting in person at the meeting, but will assure that your vote is counted if you are unable to attend the meeting. YOUR VOTE IS VERY IMPORTANT.

Sincerely,

Kent C. Lufkin President and Chief Executive Officer

TF FINANCIAL CORPORATION
3 PENNS TRAIL
NEWTOWN, PENNSYLVANIA 18940
(215) 579-4000

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON APRIL 25, 2012

NOTICE IS HEREBY GIVEN that the 2012 Annual Meeting (the “Meeting”) of Stockholders of TF Financial Corporation (the “Company”) will be held at Holy Family University, One Campus Drive, Room 138, Newtown, Pennsylvania on April 25, 2012 at 9:30 a.m., Eastern time.

The Meeting is for the purpose of considering and acting upon:

1.	The election of three directors of the Company;

2.	Approval of the 2012 Stock Option Plan;

3.	The ratification of the appointment of S.R. Snodgrass, A.C. as the Company’s independent auditor for the fiscal year ending December 31, 2012; and

4.	The transaction of such other matters as may properly come before the Meeting or any adjournments thereof. The Board of Directors is not aware of any other business to come before the Meeting.

Any action may be taken on the foregoing proposals at the Meeting on the date specified above or on any date or dates to which, by original or later adjournment, the Meeting may be adjourned. Stockholders of record at the close of business on February 27, 2012 are the stockholders entitled to notice of and to vote at the Meeting and any adjournments thereof.

You are requested to complete, sign and date the enclosed proxy card which is solicited by the Board of Directors and to return it promptly in the enclosed envelope. The proxy will not be used if you attend and vote at the Meeting in person.

BY ORDER OF THE BOARD OF DIRECTORS

Lorraine A. Wolf Corporate Secretary

Newtown, Pennsylvania
March 26, 2012

IMPORTANT:  THE PROMPT RETURN OF PROXIES WILL SAVE THE COMPANY THE EXPENSE OF FURTHER REQUESTS FOR PROXIES IN ORDER TO ENSURE A QUORUM AT THE MEETING. A SELF-ADDRESSED ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.

Important Notice Regarding the Availability of Proxy Materials
for the Stockholder Meeting to be Held on April 25, 2012

The Proxy Statement, Annual Report on Form 10-K for the fiscal year ended December 31, 2011, and the 2011 Annual Report to Stockholders are available at www.tffinancial.com.

Please contact Lorraine A. Wolf, our Corporate Secretary, at 215-579-4000 to obtain directions to the Meeting.

PROXY STATEMENT
OF
TF FINANCIAL CORPORATION
3 PENNS TRAIL
NEWTOWN, PENNSYLVANIA 18940

ANNUAL MEETING OF STOCKHOLDERS
APRIL 25, 2012

GENERAL

This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of TF Financial Corporation (the “Company”) to be used at the 2012 Annual Meeting of Stockholders (the “Meeting”) of the Company which will be held at Holy Family University, One Campus Drive, Room 138, Newtown, Pennsylvania on April 25, 2012 at 9:30 a.m., Eastern Time. This Proxy Statement and the accompanying Notice of Annual Meeting of Stockholders, form of proxy and Annual Report to Stockholders are being first mailed to stockholders on or about March 26, 2012. The Company is the parent company of 3rd Fed Bank (the “Bank”) and Penns Trail Development Corporation.

At the Meeting, stockholders will consider and vote upon (i) the election of three directors, (ii) the approval of the 2012 Stock Option Plan, and (iii) the ratification of the appointment of S.R. Snodgrass, A.C. as the Company’s independent auditor for the fiscal year ending December 31, 2012. The Board of Directors knows of no additional matters that will be presented for consideration at the Meeting. Execution of a proxy, however, confers on the designated proxy holder discretionary authority to vote the shares represented by such proxy in accordance with their best judgment on such other business, if any, which may properly come before the Meeting or any adjournment thereof.

VOTING AND REVOCABILITY OF PROXIES

Stockholders who execute proxies retain the right to revoke them at any time. Unless so revoked, the shares represented by such proxies will be voted at the Meeting and all adjournments thereof. Proxies may be revoked by written notice to the Secretary of the Company at the address above or by the filing of a later dated proxy prior to a vote being taken on a particular proposal at the Meeting. A proxy will not be voted if a stockholder attends the Meeting and votes in person. Proxies solicited by the Board of Directors of the Company will be voted as specified thereon. If no specification is made, proxies will be voted “FOR” the nominees for director set forth herein, “FOR” the approval of the 2012 Stock Option Plan, and “FOR” the ratification of the appointment of S.R. Snodgrass, A.C. as the Company’s independent auditor for the fiscal year ending December 31, 2012. The proxy confers discretionary authority on the persons named therein to vote with respect to the election of any person as a director if the nominee is unable to serve, or for good cause will not serve, and matters incident to the conduct of the Meeting.

VOTING SECURITIES AND PRINCIPAL HOLDERS THEREOF

Stockholders of record as of the close of business on February 27, 2012 (the “Record Date”) are entitled to one vote for each share of Common Stock of the Company then held. As of the Record Date, the Company had 2,833,521 shares of Common Stock outstanding and eligible to vote.

The amended and restated articles of incorporation of the Company (the “Articles”) provide that in no event shall any record owner of any outstanding Common Stock which is beneficially owned, directly or indirectly, by a person who beneficially owns in excess of 10% of the then outstanding shares of Common Stock (the “Limit”) be entitled or permitted to any vote with respect to the shares held in excess of the Limit. Beneficial ownership is determined pursuant to Rule 13d-3 of the General Rules and Regulations promulgated pursuant to the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and includes (i) shares beneficially owned by such person or any of his or her affiliates (as defined in the Articles), (ii) shares which such person or his or her affiliates have the right to acquire upon the exercise of conversion rights or options and (iii) shares as to which such person and his or her affiliates have or share investment or voting power, but shall not include shares beneficially owned by any employee stock ownership or similar plan of the issuer or any subsidiary.

The presence in person or by proxy of at least a majority of the outstanding shares of Common Stock entitled to vote (after subtracting any shares held in excess of the Limit) is necessary to constitute a quorum at the Meeting. Abstentions and broker non-votes (i.e., shares held by brokers on behalf of their customers that may not be voted on certain matters because the brokers have not received specific voting instructions from their customers with respect to such matters) will be counted solely for the purpose of determining whether a quorum is present. In the event there are not sufficient votes for a quorum or to ratify or adopt any proposal at the time of the Meeting, the Meeting may be adjourned in order to permit the further solicitation of proxies. Please note that under the New York Stock Exchange (“NYSE”) rules that govern how brokers vote your stock, your brokerage firm or other nominee may not vote your shares with respect to Proposals I or II without specific instructions from you as to how to vote as these matters are not considered to be a “routine” matter under the NYSE rules.

As to the election of directors, the proxy card being provided by the Board of Directors allows a stockholder to vote for the election of the nominees proposed by the Board of Directors or to withhold authority to vote for any or all of the nominees being proposed. Under the Company’s bylaws, directors are elected by a plurality of votes cast.

Concerning all other matters that may properly come before the Meeting, including the approval of the 2012 Stock Option Plan and the ratification of the appointment of the independent auditor, by checking the appropriate box, a stockholder may: (i) vote “FOR” the item, or (ii) vote “AGAINST” the item, or (iii) “ABSTAIN” with respect to the item. Unless otherwise required, such matters shall be determined by a majority of votes cast affirmatively or negatively without regard to (a) broker non-votes, or (b) proxies marked “ABSTAIN” as to that matter.

Security Ownership of Certain Beneficial Owners and Management

Persons and groups owning in excess of 5% of the Company’s Common Stock are required to file reports regarding such ownership pursuant to the Exchange Act. The following table sets forth, as of the Record Date, certain information as to the Common Stock beneficially owned by persons and groups owning in excess of 5% of the Company’s Common Stock and by management of the Company, including directors of the Bank. Management knows of no persons or groups other than those set forth below who own more than 5% of the Company’s outstanding shares of Common Stock as of the Record Date.

Security Ownership of Certain Beneficial Owners	Amount and Nature of Beneficial Ownership		Percent of Shares of Common Stock Outstanding

Thompson Horstmann & Bryant, Inc.	251,444	(1)	8.87%
501 Merritt 7
Norwalk, Connecticut 06851

Dimensional Fund Advisors, LP	177,622	(2)	6.27%
Palisades West, Building One, 6300 Bee Cave Road
Austin, Texas 78746

Lawrence B. Seidman	154,768	(3)	5.46%
100 Misty Lane 1st Floor
Parsippany, New Jersey 07054

Third Federal Savings Bank	291,909	(4)	10.30%
Employee Stock Ownership Plan ("ESOP")
3 Penns Trail
Newtown, Pennsylvania 18940

Security Ownership of Management	Amount and Nature of Beneficial Ownership		Percent of Shares of Common Stock Outstanding

Kent C. Lufkin	58,728	(5)	2.05%
President and Chief Executive Officer

Dennis R. Stewart	26,970	(6)	*
Executive Vice President and Chief Financial Officer

Floyd P. Haggar	17,719	(7)	*
Senior Vice President and Chief Lending Officer

Elizabeth A. Kaspern	3,771	(8)	*
Senior Vice President and Chief Retail Banking Officer

All directors and executive officers as a group	667,606	(9)	23.08%
(12 persons)

*	Less than 1%.

(1)	Based on the Schedule 13G/A filed with the Securities and Exchange Commission on February 1, 2012.

(2)	Based on the Schedule 13G/A filed with the Securities and Exchange Commission on February 14, 2012.

(3)	Based on the Schedule 13D filed with the Securities and Exchange Commission on November 4, 2011.

(4)
The Compensation Committee consisting of non-employee directors Dusek (Chair), Swanstrom and Tantala serve as the ESOP administrative committee (“ESOP Committee”).  Directors Dusek and Tantala serve as the

 ESOP trustees (“ESOP Trustee”).  The ESOP Committee or the Board instructs the ESOP Trustee regarding investment of ESOP plan assets.  The ESOP Trustee, subject to its fiduciary duties, must vote all shares allocated to participant accounts under the ESOP as directed by participants.  Unallocated shares and shares for which no timely voting direction is received will be voted by the ESOP Trustee, subject to such trustee’s fiduciary duties, as directed by the ESOP Committee.  As of the Record Date, 176,798 shares have been allocated to participant accounts under the ESOP including 18,081 shares to executive officers, and 115,111 shares are unallocated for which the ESOP Trustee have shared voting and dispositive power.

(5)
Includes 25,417 shares which may be acquired pursuant to the exercise of stock options which are exercisable within 60 days of the Record Date. Includes 4,939 shares allocated to Mr. Lufkin’s account held in the ESOP.

(6)
Includes 7,350 shares which may be acquired pursuant to the exercise of stock options which are exercisable within 60 days of the Record Date. Includes 5,638 shares allocated to Mr. Stewart’s account held in the ESOP.

(7)
Includes 4,368 shares which may be acquired pursuant to the exercise of stock options which are exercisable within 60 days of the Record Date. Includes 6,001 shares allocated to Mr. Haggar’s account held in the ESOP.

(8)
Includes 2,268 shares which may be acquired pursuant to the exercise of stock options which are exercisable within 60 days of the Record Date. Includes 1,503 shares allocated to Ms. Kaspern’s account held in the ESOP.

(9)
Includes shares of Common Stock held directly as well as by spouses or minor children, in trust and other indirect beneficial ownership. Includes 18,081 shares held in the ESOP allocated to the accounts of executive officers of the Company and the Bank for which officers and directors possess shared voting power and no investment power and options to purchase an additional 59,475 shares which executive officers and directors may acquire pursuant to the exercise of options exercisable within 60 days of the Record Date.  Excludes 115,111 shares held by the ESOP which have not been allocated to participant accounts, for which the ESOP Committee directs the voting of such shares in accordance with its fiduciary duties (see footnote 4 above).

PROPOSAL I—ELECTION OF DIRECTORS

General Information and the Nominees

The Company’s articles of incorporation require that directors be divided into three classes, each class as nearly equal in number as possible, each class to serve for a three-year period, with approximately one-third of the directors elected each year. The Board of Directors currently consists of nine members.

The following table sets forth information with respect to the nominees for director and the directors continuing in office, including their names, ages, the years they first became directors of the Company or the Bank, and the number and percentage of shares of the Common Stock beneficially owned by each as of the Record Date. Each director of the Company is also a member of the Board of Directors of the Bank with the exception of Messrs. Stranford, Gregory, and Pollack.

Name	Age (1)	Year First Elected or Appointed (2)	Current Term to Expire	Shares of Common Stock Beneficially Owned (3)		Percent of Class
BOARD NOMINEES FOR TERM TO EXPIRE 2015
Carl F. Gregory	77	1976	2012	107,463		3.79%
Kent C. Lufkin	59	2003	2012	58,728	(4)	2.05%
Joseph F. Slabinski, III	62	2006	2012	25,759	(5)	*
DIRECTORS CONTINUING IN OFFICE
Robert N. Dusek	72	1974	2013	122,369	(6)	4.32%
Kenneth A. Swanstrom	72	2003	2013	16,165	(5)	*
James B. Wood	51	2004	2013	9,987	(7)	*
John R. Stranford	70	1994	2014	135,551		4.78%
Albert M. Tantala, Sr.	73	1984	2014	135,490	(6)	4.78%
Dennis Pollack	61	2012	2014	7,634		*

_______________________
*	less than 1%

(1)	At December 31, 2011.

(2)	Refers to the year the individual first became a director of the Bank.

(3)
Includes shares of Common Stock held directly as well as by spouses or minor children, in trust and other indirect ownership, over which shares the individuals effectively exercise sole or shared voting and investment power, unless otherwise indicated.

(4)
Includes 25,417 shares which may be acquired pursuant to the exercise of stock options which are exercisable within 60 days of the Record Date. Includes 4,939 shares allocated to Mr. Lufkin’s account held in the ESOP.

(5)	Includes 7,875 shares which may be acquired pursuant to the exercise of stock options which are exercisable within 60 days of the Record Date.

(6)
Excludes 115,111 unallocated shares of Common Stock held by the ESOP for which such individual serves as a member of the ESOP Committee or as a Trustee. Such individual disclaims beneficial ownership with respect to such shares held in a fiduciary capacity.

(7)
Includes 4,322 shares which may be acquired pursuant to the exercise of stock options which are exercisable within 60 days of the Record Date.  Includes 2,500 shares which have been pledged to secure a loan.

Biographical Information

Set forth below are biographies of the nominees for director, the continuing directors and executive officers of the Company. These biographies contain information regarding the person’s service as a director, business experience, other directorships at any point during the last five years with any other public companies and information regarding involvement with certain types of proceedings, if applicable.  The biographies also describe the skills, experience and attributes that caused the Nominating Committee to nominate the nominees and that qualify the continuing directors to continue to serve on the Board.

Nominees for Director

Carl F. Gregory is Chairman Emeritus of the Bank Board and a director. He retired as Chief Executive Officer of the Bank in January 1995. Mr. Gregory retired as President of the Bank in 1993, a position he had held since July 1982. Mr. Gregory is a Trustee of Holy Family University since 1980, having served three terms as Vice Chairman and is President of the Aria Health Foundation. Mr. Gregory has served on the boards of the Northeast Branch of the Settlement Music School, the Newtown Chamber Orchestra, the Northeast Philadelphia Chamber of Commerce, and two non-consecutive terms on the Advisory Council of the Federal Reserve Bank. Mr. Gregory’s director qualifications include expertise in financial services, real estate and real estate lending having been a prior employee, executive manager and director of the Company, business relationships and in-depth knowledge of the markets in which the Company is located, and his civic and community involvement.

Kent C. Lufkin currently serves as President and Chief Executive Officer of the Company and the Bank and was appointed to such offices effective June 30, 2003, and appointed as a director of the Company in 2006. He joined the Bank in 2000 and formerly served as Senior Vice President and Retail Banking Officer. Mr. Lufkin’s prior experience includes four years as President and Chief Executive Officer at Roebling Bank in Roebling, New Jersey, whose parent company was a public company. Mr. Lufkin serves as a Board member of the Credit Counseling Center of Bucks County; the Insured Financial Institutions of Delaware Valley; the South Jersey Bankers Association; the Newtown Business Commons Association; and the Greater Northeast Philadelphia Chamber of Commerce. Mr. Lufkin’s director qualifications include experience in the management of retail banking organizations, real estate and real estate lending having been first an executive manager, then President and Chief Executive Officer and director of the Company and/or the Bank since 2000 and his prior experience with retail banking organizations in New Jersey, his other public company experience, business relationships and in-depth knowledge of the markets in which the Company is located, and his civic and community involvement.

Joseph F. Slabinski, III, is President and owner of the Slabinski-Sucharski Funeral Homes, Inc., McCafferty-Sweeney Funeral Home, and the Baj Funeral Home, all located in Northeast Philadelphia. He is also an owner of the Frankford Limousine Service and RV Limousine Company, which provides transportation services for the funeral industry in the Philadelphia metropolitan area.  Mr. Slabinski currently serves as President of the Philadelphia Funeral Directors Association, the Bridesburg Business Association, and the Bridesburg Community Development Corporation and is on the board of the Delaware River City Corporation which is currently working on extending a greenway through the area of Northeast Philadelphia. Mr. Slabinski’s expertise is in the city development of areas from Center City to Far Northeast Philadelphia areas.

Continuing Directors

Robert N. Dusek is Chairman of the Board of the Company. Mr. Dusek is the owner and President of Direction Associates, Inc., Spring House, Pennsylvania, a professional planning, urban design and real estate advisory organization founded in 1972. Direction Associates has provided consulting services to more than 250 corporate, institutional, municipal and individual clients seeking design, project financial structuring, land acquisition assistance and real estate development advice. The organization has been involved in planning hundreds of multi-family residential, industrial, commercial, redevelopment and institutional projects throughout Pennsylvania. Mr. Dusek’s director qualifications include the aforementioned business experience, expertise in financial services, real estate and real estate lending having been a director of the Company, business relationships and in-depth knowledge of the markets in which the Company is located, and his civic and community involvement.

Kenneth A. Swanstrom has been a member of the Bank Board of Directors since 2003 and serves on the Compensation and Budget Committees.  Mr. Swanstrom retired from PennEngineering, Danboro, Pennsylvania, a NYSE listed and Russell 2000 company, in 2005.  He spent his entire working career at PennEngineering, moving through the ranks of various positions including manufacturing and sales, and was elected a Director in 1970, President in 1979, and Chairman/CEO in 1993.   PennEngineering is a diversified manufacturing and distribution company and, during Mr. Swanstrom's tenure, the company expanded to ten manufacturing and distribution facilities, including Europe and Asia, with over 1,200 employees.  The company sold its products to many of the Fortune 500 companies.  Mr. Swanstrom's director qualifications include his prior business experience with a stock exchange listed company, shareholder relations, developing new markets, and employee relations.

James B. Wood is Vice Chairman of the Bank Board and serves on several Bank Board committees. Mr. Wood is Senior Vice President and Chief Strategy Officer for The Clemens Family Corporation, a privately-held food, agribusiness and real estate development company based in Hatfield, Pennsylvania, where he has served as an executive for over 11 years. Prior to joining The Clemens Family Corporation, Mr. Wood was with Ernst & Young's management consulting practice, focusing on middle-market growth companies.  Previous to that, he was with Inc. magazine, where he launched and managed Inc.'s Growth Strategy Consulting Group.  Mr. Wood's director qualifications include his deep expertise in strategy development, change management, and business development.

John R. Stranford was employed by the Bank for more than 36 years. Mr. Stranford served as President and Chief Executive Officer of the Company and the Bank from January 1995 until his retirement on June 30, 2003. Prior to becoming President and Chief Executive Officer, Mr. Stranford served as President from January 1994 and as Executive Vice President and Chief Operating Officer of the Bank since 1984. Mr. Stranford is a former member of the Federal Reserve Bank Advisory Council. Mr. Stranford’s director qualifications include expertise in financial services, real estate and real estate lending having been a prior employee, executive manager and director of the Company, business relationships and in-depth knowledge of the markets in which the Company is located, and his civic and community involvement.

Albert M. Tantala, Sr., is Chairman of the Board of the Bank and serves on various Bank committees. Mr. Tantala is the founding principal and President of a national consulting-engineering firm. He is also a trustee of Holy Family University. Mr. Tantala served for more than eleven years on the Pennsylvania State Registration Board for Professional Engineers, Land Surveyors and Geologists, including two years as Board President. He retired as a U.S. Army officer in 1989 with 28 years of service. Mr. Tantala is past President of the Philadelphia Section of the American Society of Civil Engineers, the Bridesburg Civic Association and the Frankford Optimist Club. Mr. Tantala’s director qualifications include the aforementioned business experience, expertise in financial services, real estate and real estate lending having been a director of the Company, business relationships and in-depth knowledge of the markets in which the Company is located, and his civic and community involvement.

Dennis Pollack is a new addition to the Board of TF Financial Corporation, having been appointed in January 2012.  Previously, Mr. Pollack held numerous executive positions, including: Divisional President at Sony Corporation of America, President and CEO of the Connecticut Bank of Commerce, President and CEO of The Savings Bank of Rockland County, Chief Operating Officer at Paulson & Company, a multi-billion dollar hedge fund, and President and CEO of Pegasus Funding Group.  Mr. Pollack has served as a member of the Board of Directors of several profit and not-for-profit companies, including: Wayne Savings Bank, Salvation Army-Rockland County, Presilient, PPM Technologies, Inc., United Way-Rockland County, and Viansa Winery.  Mr. Pollack has authored numerous articles on the state of banking which appeared in Bottomline Magazine and The Bankers Magazine.  He holds an MBA Degree from Columbia University, a post-MBA Diploma in Bank Lending from New York University, and a BS Degree in Economics from Seton Hall University. Pursuant to the terms of the Agreement dated November 4, 2011 between the Company and Lawrence B. Seidman and various affiliates of Mr. Seidman (the “Seidman Group”), the Company agreed to appoint one qualified individual selected by the Seidman Group to the Board of Directors for a term to expire in 2014. Mr. Pollack was the individual selected by the Seidman Group. Mr. Pollack’s substantial experience as President, CEO and director of community banking organizations, in-depth knowledge of community bank lending, and additional experience involving the oversight of private and non-profit organizations provides the Company with valuable and relevant expertise as a director.

Executive Officers

Dennis R. Stewart (age 62) is Executive Vice President and Chief Financial Officer of the Bank and the Company. Before becoming Executive Vice President during 2003, he served as Senior Vice President and Chief Financial Officer since May 1999. Prior to that, Mr. Stewart served as Executive Vice President and Chief Financial Officer of First Coastal Bank in Virginia Beach, Virginia, where he was employed since 1990. Mr. Stewart earned a Master’s Degree in Business Administration in Accounting from Michigan State University and is a Certified Public Accountant. Mr. Stewart also was a Board member and Treasurer of the Lower Bucks Family YMCA throughout 2011.

Floyd P. Haggar (age 61) is Senior Vice President and Chief Lending Officer of the Bank and has held his current position since 1998. Mr. Haggar has more than 30 years of business experience with a primary focus in banking. Prior to joining the Bank, the more recent positions held by Mr. Haggar include: Senior Vice President and Senior Loan Officer at Carnegie Bank in Princeton, NJ from 1994-1998; National Bank Examiner at the Comptroller of the Currency in the Northeast District from 1990-1994; and Vice President and Manager of International/Institutional Banking at Chase Manhattan Bank in New York from 1982-1990. Mr. Haggar received his Masters in Business Administration in Finance from New York University in 1975. Mr. Haggar currently serves as a Board member of the Community Lenders Community Development Corporation in Pennsylvania and the Regional Business Assistance Corporation in New Jersey.

Elizabeth Kaspern (age 53) is Senior Vice President and Chief Retail Banking Officer since joining the Bank in 2006. Prior to that, Ms. Kaspern served as Regional President for Fleet Bank of Pennsylvania and Retail Market Manager in the Pennsylvania and New Jersey Regions, where she was employed by them and their predecessors for 28 years.

Meetings and Committees of the Board of Directors

The Company is governed by a Board of Directors and various committees of the Board which meet regularly throughout the year. During the year ended December 31, 2011, the Board of Directors of the Company held seven Board meetings. During the year ended December 31, 2011, the Board of Directors of the Bank held 12 Board meetings. No director other than Mr. Stranford, who did not attend two meetings, attended fewer than 75% of the total meetings of the Board of Directors of the Company and Committees on which such director served during the year ended December 31, 2011.

The Company is the parent company of the Bank and does not pay any cash compensation to the executive officers of the Company. The Company’s Compensation Committee administers the Incentive Compensation Plan. The Compensation Committee of the Bank determines compensation and benefits for the executive officers, who have no role in the determination of the amount or form of executive compensation. The Compensation Committee of the Bank is also responsible for matters regarding compensation and benefits, hiring, termination and affirmative action issues for other officers and employees of the Bank. The Compensation Committee of the Company is comprised of Messrs. Dusek (Chair), Tantala and Swanstrom and met one time in 2011. The Compensation Committee of the Bank is comprised of Messrs. Dusek (Chair), Tantala and Swanstrom and met one time in 2011. The Compensation Committee has adopted a written charter, a copy of which is available at www.tffinancial.com. The Audit Committee of the Company is comprised of Directors Tantala (Chair), Gregory and Wood.  All members of the Audit Committee have been determined by the Board of Directors to be independent under the rules of the Nasdaq Stock Market. The Board of Directors has determined that Mr. Gregory is an Audit Committee Financial Expert within the meaning of the regulations of the Securities and Exchange Commission.

The Audit Committee annually selects the independent auditors and meets with the accountants to discuss the annual audit. The Audit Committee is further responsible for overseeing internal control for financial reporting. The Audit Committee met five times during the year ended December 31, 2011. The Board of Directors has reviewed, assessed the adequacy of and approved a formal, written charter for the Audit Committee, which is available at www.tffinancial.com.

Director Nomination Process

The Nominating Committee of the Company comprises Messrs. Dusek (Chair), Tantala, and Wood, all of whom are independent under the rules of the Nasdaq Stock Market.  The Nominating Committee has adopted a written charter, a copy of which is available at www.tffinancial.com.  The responsibilities of the Nominating Committee include, among other things, recruiting, identifying, evaluating and interviewing individuals to be recommended to the Board for selection as the Board’s nominees, defining specific criteria for Board membership and evaluating all directors and potential nominees based on such criteria to assure that specific talents, skills and other characteristics and qualifications as needed to ensure the Board’s effectiveness are possessed by an appropriate combination of directors and annually presenting to the Board a list of individuals recommended for selection by the Board as the Board’s nominees for election at the annual meeting of stockholders.

The Company does not pay fees to any third party to identify or evaluate or assist in identifying or evaluating potential nominees. The process for identifying and evaluating potential Board nominees includes soliciting recommendations from directors and officers of the Company and the Bank. Additionally, the Board will consider persons recommended by stockholders of the Company in selecting the Board’s nominees for election. There is no difference in the manner in which persons recommended by directors or officers versus persons recommended by stockholders in selecting Board nominees are evaluated.

To be considered in the selection of Board nominees, recommendations from stockholders must be received by the Company in writing not less than 120 days prior to the anniversary date of the immediately preceding annual meeting of stockholders of the Company. Recommendations should identify the submitting stockholder, the person recommended for consideration and the reasons the submitting stockholder believes such person should be considered. Persons recommended for consideration as Board nominees should meet the director qualification requirements set forth in Article III, Sections 15 to 18 of the Company’s bylaws, which require that (i) directors must be stockholders of the Company, owning at least 5,000 shares; (ii) directors of the Company must reside within ninety miles of the Company’s main office in Newtown, Pennsylvania; (iii) directors may not serve as a management official of another depository institution or depository holding company as those terms are defined in 12 U.S.C. Section 3201; and (iv) directors must be persons of good character and integrity and must also have been nominated by persons of good character and integrity. The Board also believes potential directors should be knowledgeable about the business activities and market areas in which the Company and its subsidiaries engage. The Company does not have a specific policy as to diversity.

Stockholder Communications

The Board of Directors does not have a formal process for stockholders to send communications to the Board. In view of the infrequency of stockholder communications to the Board of Directors, the Board does not believe that a formal process is necessary. Written communications received by the Company from stockholders are shared with the full Board no later than the next regularly scheduled Board meeting. The Board encourages, but does not require, directors to attend the annual meeting of stockholders. All of the Board’s members attended the 2011 annual meeting of stockholders.

Board Leadership Structure

Director Kent C. Lufkin serves as President and Chief Executive Officer of the Company and Director Robert N. Dusek serves as Chairman of the Board. The Board of Directors has determined that the separation of the offices of Chairman of the Board and Chief Executive Officer and President will enhance Board independence and oversight.  Moreover, the separation of the Chairman of the Board and Chief Executive Officer and President will allow the Chief Executive Officer and President to better focus on his growing responsibilities of running the Company, enhancing stockholder value and expanding and strengthening our franchise while allowing the Chairman of the Board to lead the Board in its fundamental role of providing advice to and independent oversight of management.

Board’s Role in the Risk Management Process

We face a number of risks, including credit risk, interest rate risk, liquidity risk, operational risk, strategic risk and reputation risk.  Management is responsible for the day-to-day management of the risks the Company faces, while the Board, as a whole and through its committees and the committees of the Board of Directors of the Bank, has responsibility for the oversight of risk management.  In its risk oversight role, the Board of Directors has the responsibility to satisfy itself that the risk management processes designed and implemented by management are adequate and functioning as designed.  To do this, the Chairman of the Board meets regularly with the Chief Executive Officer and President to discuss strategy and risks facing the Company.  Senior management attends the Board meetings and is available to address any questions or concerns raised by the Board on risk management and any other matters.  The Chairman of the Board and independent members of the Board work together to provide strong, independent oversight of the Company’s management and affairs through its standing committees and, when necessary, special meetings of independent directors.

EXECUTIVE COMPENSATION

Summary Compensation Table.  The following table sets forth compensation awarded to the Principal Executive Officer, the Principal Financial Officer, and the other executive officers of the Company or the Bank for the year ended December 31, 2011. All compensation is paid by the Bank, with the exception of $4,000 in director’s fees paid to Mr. Lufkin by Penns Trail Development Corporation, a wholly-owned subsidiary of the Company.  None of the named executive officers received a bonus during 2010, or received grants of any option or stock awards during 2011 or 2010.

Summary Compensation Table

			Non-Equity
			Incentive Plan	All Other
		Salary	Compensation (1)	Compensation (2)	Total
Name and Principal Position	Year	($)	($)	($)	($)
(a)	(b)	(c)	(d)	(e)	(f)
Kent C. Lufkin	2011	$268,783	$87,077	$33,065	$388,925
President and Chief Executive Officer	2010	268,783	-	42,976	311,759

Dennis R. Stewart	2011	$211,238	$50,185	$32,136	$293,559
Executive Vice President and Chief Financial Officer	2010	211,238	-	32,264	243,502

Floyd P. Haggar	2011	$185,207	$38,001	$34,073	$257,281
Senior Vice President and Chief Lending Officer	2010	185,207	-	23,739	208,946

Elizabeth A. Kaspern	2011	$132,924	$30,144	$24,653	$187,721
Senior Vice President and Chief Retail Banking Officer	2010	132,924	-	22,935	155,859

____________
(1)
Non-Equity Incentive Plans. At the beginning of each plan year, the Compensation Committee establishes targets for consolidated net income, originated loan volume, and growth in total deposits. Each participant in the Company’s Incentive Compensation Plan is assigned a combination of these three factors, aggregating to 100%. The extent to which these individualized targets are accomplished determines the percentage of payout earned by each participant. The payout, in turn, is a percentage of base salary, and the percentage will vary based on the title and duties of the participant. No awards will be made unless the Company’s net income equals 90% of the target established for the year, even though other target components may exceed the related goal. Thus, the minimum award cannot be quantified. There is no maximum award. The awards are not vested until paid in the year following the plan year, except in the case of a “change of control” in which case the payment is 100% earned and payable on the change of control effective date.

(2)	For All Other Compensation details please refer to the following table:

Name	Use of Company Car/Car Allowance	Cost of Group Term Life Insurance	Cost of Health Insurance	401k Plan Matching Contribution	Company Subsidiary Director Fee	Cost of ESOP Share Allocation	Dividend Equivalents	Total Other Compensation
Kent C. Lufkin	$5,440	$468	$9,349	$750	$4,000	$9,552	$3,506	$33,065
Dennis R. Stewart	7,897	468	11,341	750	-	10,227	1,453	32,136
Floyd P. Haggar	13,464	468	9,122	750	-	9,854	415	34,073
Elizabeth A. Kaspern	11,646	468	7,763	-	-	4,776	-	24,653

Stock Option and Stock Awards Outstanding.  The following table sets forth information concerning stock option awards held at December 31, 2011. There were no stock awards outstanding at December 31, 2011.

Stock Option Awards Outstanding

	Option Awards
	Number of Securities Underlying Unexercised Options (#)			Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)	Option Exercise Price ($)	Option Expiration Date
Name	Exercisable	Unexercisable
(a)	(b)	(c)		(d)	(e)	(f)
Kent C. Lufkin	1,575	-			$24.14	12/20/2012
	4,617	-			$32.51	12/17/2013
	7,875	-			$26.90	7/27/2015
	11,350	7,567	(1)		$19.67	10/22/2015
Dennis R. Stewart	1,575	-			$24.14	12/20/2012
	2,625	-			$32.51	12/17/2013
	3,150	2,100	(1)		$19.67	10/22/2015
Floyd P. Haggar	2,100	-			$32.51	12/17/2013
	2,268	1,512	(1)		$19.67	10/22/2015
Elizabeth A. Kaspern	2,268	1,512	(1)		$19.67	10/22/2015

(1)	The award vests 50% per year beginning on 10/22/2012.

Pension Plan.  The Pension Plan provides for monthly payments to each participating employee at normal retirement age (age 65). For accruals before January 1, 1998, the annual benefit payable as a life annuity under the Pension Plan is equal to 45% of Final Average Compensation plus 19.5% of Final Average Compensation in excess of the Covered Compensation in effect for the year of benefit determination, reduced for each year of service less than 30. Where the percentage results in an amount that exceeds the allowable limits under the Internal Revenue Code (the “Code”), such amount shall be reduced to the maximum allowable amount. For purposes of benefit calculations, Final Average Compensation is defined as the average of total compensation for the five highest years. For accruals after December 31, 1997, the annual benefit payable as a life annuity under the Pension Plan is equal to 45% of Average Compensation reduced for each year of service less than 30. Average Compensation is defined as the average of total compensation for all years beginning after December 31, 1997. A participant may elect an early retirement at age 55 with 5 years of service at a reduced monthly benefit.

Potential Payments Upon Termination Due to a Change in Control

Change in Control Severance Agreements.  The Bank has entered into a change in control severance agreement with Kent C. Lufkin, President and Chief Executive Officer, Dennis R. Stewart, Executive Vice President and Chief Financial Officer, Floyd P. Haggar, Senior Vice President and Chief Lending Officer, and Elizabeth A. Kaspern, Senior Vice President and Chief Retail Banking Officer. The severance agreement for Mr. Lufkin has a term of thirty-six months. The severance agreements for Messrs. Stewart and Haggar, and Ms. Kaspern all have a term of twenty-four months. The agreements are terminable by the Company and the Bank for just cause as defined in the agreements. If the Company or the Bank terminates the employee without just cause following a change in control as defined in such agreements, the employee will be entitled to a severance payment. With respect to

Mr. Lufkin’s agreement, such agreement contains a provision stating that in the event of the termination of employment in connection with any change in control of the Bank, Mr. Lufkin will be paid an amount equal to 2.99 times his most recent three calendar years’ average annual total compensation. The agreements with Messrs. Stewart and Haggar, and Ms. Kaspern provide for payments equal to 2.00 times the prior three calendar years’ average annual total compensation upon termination of employment following a change in control. It is anticipated that all such payments made by the Bank under such agreements would be a tax-deductible compensation expense for federal tax purposes. The aggregate payments that would be made to such individuals net of the federal tax benefit would be an expense to the Bank, thereby reducing net income and the Bank’s capital by such amount. The agreements may be renewed annually by the Board of Directors within the Board’s sole discretion.

DIRECTOR COMPENSATION

Each director of the Company was also a director of the Bank throughout 2011, with the exception of John R. Stranford and Carl F. Gregory who serve as directors of the Company only. Dennis Pollack became a director of the Company effective January 25, 2012. For 2011, non-employee directors of the Company received a quarterly retainer of $3,000 ($16,400 for the Chairman of the Company’s Board) paid in cash or Company common stock. During 2011, each non-employee director of the Bank received a fee of $1,000 per board meeting attended ($3,500 for the Chairman of the Bank’s Board, and $2,000 for the Vice Chairman of the Bank’s Board) and, depending on the committee, either $500 per committee meeting attended ($600 for the Chairman of the Committee) or $1,000 per quarter regardless of the number of meetings. The director fees shown in the table below include fees paid for service on the Company’s Board and any fees paid for service on the boards of the subsidiaries of the Company.

The Company has entered into a change in control severance agreement with Robert N. Dusek, Chairman of the Board. Mr. Dusek’s agreement stipulates a payment of $250,000 upon termination of service following a change in control.

Director Compensation Table

Name	Fees Earned or Paid in Cash	Stock Awards (1)	Option Awards (2)	Change in Pension Value and Nonqualified Deferred Compensation Earnings (3)	All Other Compensation (4)	Total
(a)	(b)	(c)	(d)	(e)	(f)	(g)
Robert N. Dusek	$53,900	$32,796	$-	$-	$-	$86,696
Carl. F. Gregory	6,000	5,988	-	12,684	-	$24,672
John R. Stranford	6,000	5,988	-	-	-	$11,988
Joseph F. Slabinski, III	22,600	5,988	-	-	-	$28,588
Kenneth A. Swanstrom	19,000	5,988	-	-	1,556	$26,544
James B. Wood	38,100	5,988	-	-	854	$44,942
Albert M. Tantala, Sr.	59,900	5,988	-	-	-	$65,888

________

(1)	Company director fees totaling $68,800 were paid in Common Stock in lieu of cash for the third and fourth quarters of 2011.

(2)	Unexercised option awards outstanding at December 31, 2011 were as follows (in shares): Slabinski — 7,875; Swanstrom — 7,875; and Wood — 4,322.

(3)
Paid pursuant to a Supplemental Retirement Benefit Agreement provided upon Mr. Gregory’s retirement from the Bank in 1994. These payments will continue at $1,057 per month until the later of the death of Mr. Gregory or his spouse.

(4)	The amounts in this column are dividend equivalents paid on all stock option awards issued under the 1994 and 1997 stock option plans.

ADDITIONAL INFORMATION ABOUT DIRECTORS AND EXECUTIVE OFFICERS

Section 16(a) Beneficial Ownership Reporting Compliance

The Common Stock of the Company is registered pursuant to Section 12(b) of the Exchange Act. The officers and directors of the Company and beneficial owners of greater than 10% of the Company’s Common Stock (10% beneficial owners) are required to file reports of ownership and changes in beneficial ownership of the Common Stock with the SEC and Nasdaq and to provide copies of those reports to the Company. Based on the Company’s review of such ownership reports furnished to the Company or written representations from certain reporting persons, it was determined that no officer or director failed to file such ownership reports on a timely basis during the fiscal year ended December 31, 2011 with the exception of one Form 4 for Executive Officer Dennis R. Stewart to report two transactions which was filed one day late due to an administrative oversight.

Certain Relationships and Related Transactions and Director Independence

There were no directors, executive officers or immediate family members of such individuals who were engaged in transactions with the Bank or any subsidiary involving more than $120,000 during the years ended December 31, 2011 and 2010, with the exception of certain lending and deposit relationships.  In the normal course of its business as a financial institution, the Bank has granted loans to its officers, directors and their affiliates. All such loans were made in the ordinary course of business, on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable loans with persons not related to the Bank and did not involve more than the normal risk of collectability or present other unfavorable features.

All members of the Board of Directors other than Mr. Lufkin, our current President and Chief Executive Officer, are independent under the rules of the Nasdaq Stock Market.

Report of the Audit Committee

For the fiscal year ended December 31, 2011, the Audit Committee (i) reviewed and discussed the Company’s audited financial statements with management, (ii) discussed with the Company’s independent auditor, S.R. Snodgrass, A.C., the matters required to be discussed by the Statement on Auditing Standards No. 61, as amended (AICPA, Professional Standards, Vol. 1, AU Section 380), as adopted by the Public Company Accounting Oversight Board in Rule 3200T, and (iii) received from S.R. Snodgrass, A.C. the written disclosures and the letter as required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent auditor’s communications with the Audit Committee concerning independence, and discussed with S.R. Snodgrass, A.C. its independence. Based on the foregoing review and discussions, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2011.

Audit Committee:

Albert M. Tantala, Sr. (Chair), Carl F. Gregory and James B. Wood.

Principal Accounting Firm Fees

Audit Fees.  The aggregate fees of the Company’s principal accountant for professional services rendered for the audit of the Company’s annual consolidated financial statements and for the review of the consolidated financial statements included in the Company’s Quarterly Reports on Form 10-Q for the fiscal years ended December 31, 2011 and 2010 were $170,845 and $142,170, respectively.

Audit Related Fees.  The aggregate fees of the Company’s principal accountant for professional services rendered for audit related services or products other than those listed under the captions Audit Fees and Tax Fees for the years ended December 31, 2011 and 2010 were $27,000 and $25,000, respectively, and consisted of audits of benefit plans.

Tax Fees.  The aggregate fees of the Company’s principal accountant for professional services rendered for tax compliance, tax advice or tax planning for the years ended December 31, 2011 and 2010 were $16,000 and $21,144, respectively.

It is the Audit Committee’s policy to approve all audit and non-audit services prior to the engagement of the Company’s independent auditor to perform any service. All of the services listed above for 2011 and 2010 were approved by the Audit Committee prior to the service being rendered.

PROPOSAL II—APPROVAL OF THE 2012 STOCK OPTION PLAN

The Board of Directors has approved the TF Financial Corporation 2012 Stock Option Plan (the “Plan”) subject to approval by the Company’s stockholders. The Plan provides that the Board of Directors or a committee of the Board of Directors consisting of not less than two directors and all of whom must meet the definition of a non-employee director within the meaning of Rule 16b-3 of the Exchange Act (the “Committee”) may grant stock options to directors, officers and employees. The total number of shares of Common Stock to be reserved and available for awards under the Plan is 275,000 shares representing 9.7% of the total of 2,833,521 shares of Common Stock outstanding on the Record Date.

Description of the Plan.  The following is a general description of the material features of the Plan. This description is qualified in its entirety by reference to the full text of the Plan, a copy of which is attached to this Proxy Statement as Appendix A.

Purposes.  The purpose of the Plan is to permit the use of stock option awards as a tool for compensation incentives and rewards to officers, employees and directors who contribute to the long-term success and growth of the Company, and its affiliates, and to further align the interests of the directors, officers and other selected employees with the interests of the Company’s shareholders in increasing the long-term value of the Company’s Common Stock for the benefit of its shareholders.

Types of Awards.  The Plan provides that the Committee may grant stock options to participants selected by the Committee. Awards under the Plan may be either options that qualify as incentive stock options (“ISOs”) under Section 422 of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”) or options that do not, or cease to, qualify as incentive stock options under the Internal Revenue Code (“NSOs”).  As used herein, “Option” means an ISO or an NSO, as applicable.

Eligibility for Awards. Options may be granted under the Plan to directors, officers and employees of the Company or its affiliates. As of the Record Date, there are approximately 197 employees, including 52 officers, and nine non-employee directors eligible to participate in the Plan.

Administration.  The Plan will be administered by the Board of Directors or the Committee appointed by the Board consisting of not less than two directors. Members of the Committee shall be “Non-Employee Directors”

within the meaning of Rule 16b-3 promulgated by the Securities and Exchange Commission under the Exchange Act. In addition, to the extent deemed appropriate by the Board of Directors or the Committee, such members of the Committee will also be limited to those individuals that satisfy the requirements for “outside directors” acting under plans intended to qualify for exemption under Section 162(m)(4)(C) of the Internal Revenue Code; provided, however, a failure to comply with the requirements of Non-Employee Directors or outside directors shall not disqualify any actions taken by the Committee. A majority of the members of the Committee shall constitute a quorum and the action of a majority of the members present at any meeting at which a quorum is present shall be deemed the action of the Committee.

The Committee will have broad authority under the Plan with respect to Options granted thereunder, including, the authority to:

•	select the individuals to receive Options under the Plan;

•	determine the type, number, vesting requirements and other features and conditions of individual Options;

•	interpret the Plan and award agreements issued with respect to individual Options; and

•	make all other decisions related to the operation of the Plan.

Each Option granted under the Plan will be evidenced by a written award agreement that sets forth the terms and conditions of each award and may include additional provisions and restrictions as determined by the Committee provided that such additional provisions are not inconsistent with the Plan. Decisions of the Committee shall be final, conclusive, and binding upon all persons with respect to awards issued under the Plan.

The Board or the Committee will from time to time determine the eligible participants who will be granted awards and the terms, conditions and number of awards to be granted to any participant.  In making this determination, the Board or the Committee will determine the factors to consider in making such compensation decisions.  Such factors may include prior and anticipated future job duties and responsibilities, job performance, the Company’s financial performance and a comparison of awards given by other financial institutions. Participants who have been granted an award may be granted additional awards.

Shares Available; Adjustments.  The maximum number of shares of the Common Stock that may be delivered pursuant to Options under the Plan is 275,000 shares.

Shares delivered in accordance with the Plan shall be either authorized and unissued shares, shares purchased in the market or treasury shares, or partly out of each, as shall be determined by the Board. The Committee will determine the appropriate adjustments, if any, to the number of shares available under the Plan and to awards under the Plan in the case of recapitalization, forward or reverse split, stock dividend, reorganization, merger, consolidation, spin-off, combination, repurchase, share exchange, liquidation, dissolution or other similar corporate transaction.

Share Limitations. In no event shall Shares subject to Options granted to any single participant exceed more than 20% of the total number of shares authorized for award of Options.  In no event shall shares subject to Options granted to any non-employee director exceed 10,000 shares total; however, the Chairman of the Board of the Company and the Bank may receive an additional award of up to 5,000 Options under the Plan.

Terms of Options.  The Options may be exercised for up to seven years from the date of initial grant.  An Option gives the recipient the right to purchase shares of Common Stock at a future date at a specified price per share (the “exercise price”). The per share exercise price of an Option may not be less than the Fair Market Value of a share of Common Stock on the date of grant. “Fair Market Value” means: (i) the final reported sales price on the date in question (or if there is no reported sale on such date, on the last preceding date on which any reported sale occurred) as reported in the principal consolidated reporting system with respect to securities listed or admitted to trading on the principal United States securities exchange on which the Common Stock is listed or admitted to trading, as of the close of the market in New York City and without regard to after-hours trading activity; or (ii) if the Common Stock is not listed or admitted to trading on any such exchange, the closing bid quotation with respect to a share on such date, as of the close of the market in New York City and without regard to after-hours trading activity; or (iii) if items (i) and (ii) are not applicable, the Fair Market Value in accordance with Internal Revenue Code Sections 422 and 409A will be determined by the Committee in good faith on such basis as it deems appropriate. The Committee may impose additional conditions upon the right of an optionee to exercise any Option granted hereunder which are not inconsistent with the terms of the Plan.

If such Option is intended to qualify as an ISO, within the meaning of Section 422 of the Internal Revenue Code, then such awards will also comply with additional restrictions under Section 422 of the Internal Revenue Code as set forth in the Plan. (See “Federal Income Tax Treatment of Awards under the Plan” below). In order to qualify as ISOs under Section 422 of the Internal Revenue Code, the exercise price must not be less than 100% of the Fair Market Value on the date of the grant.  ISOs granted to any person who is the beneficial owner of more than 10% of the outstanding voting stock may be exercised only for a period of five years from the date of grant and the exercise price must be at least equal to 110% of the Fair Market Value of the underlying Common Stock on the date of the grant.

Exercise of Options.  No shares of Common Stock may be issued upon the exercise of an Option until the Company has received full payment of the exercise price, and no optionee shall have any of the rights of a stockholder of the Company until shares of Common Stock are issued to such optionee.

Vesting of Awards.   Except as otherwise provided by the terms of the Plan or by action of the Committee at the time of the grant of an award, Options will become first earned and exercisable at the rate of 20% of such award on the one year anniversary of the date of grant and 20% annually thereafter during such periods of service as an employee or director.

Award Payouts.  The Company may make payouts related to Options in the form of Common Stock, cash or combinations of stock and cash, as determined by the Committee; provided, however, that no cash payment shall be made in the event that the transaction would result in liability to the Optionee or the Company under Section 16(b) under the Exchange Act or subject the participant to additional tax liability under Section 409A of the Internal Revenue Code.

Effect of Termination of Service on Awards.  Generally, the Committee will determine the impact of a termination of service upon an award at the time of such award. Generally, an Option may only be exercised while the optionee serves as an employee of the Company or the Bank or within three months after termination of employment for a reason other than death, disability, or retirement (but in no event after the expiration date of the Option).

Effect of Death, Disability, or Retirement on Option Awards.  Generally, the Committee will determine the impact of death, disability, or retirement upon an award at the time of such award. In the case of death or disability, Options may become fully vested and shall be exercisable for up to one year thereafter or, if sooner, until the expiration of the term of the option.   In the case of retirement as an employee following attainment of age 65 or retirement as a director following attainment of age 75, there will be the continuation of the vesting schedule as if the participant were still in service to the Company or the Bank and continued exercisability for the life of the award upon a participant’s retirement as if he were still in service to the Company or the Bank; provided that an ISO not exercised within three months following retirement shall be redesignated as an NSO.

Acceleration of Awards.  Generally, upon a Change in Control of the Company or the Bank, each Option then outstanding shall become immediately earned and exercisable and remain exercisable for its remaining term.

“Change in Control” of the Company or the Bank shall mean an event of a nature that:  (i) would be required to be reported in response to Item 5.01 of the current report on Form 8-K, as in effect on the date hereof, pursuant to Section 13 or 15(d) of the Exchange Act; (ii) involves the sale of all, or a material portion, of the assets of the Company or the Bank; (iii) involves the merger or recapitalization of the Company whereby the Company is not the surviving entity; (iv) results in  a change in control of the Company, as otherwise defined or determined by the Company’s primary federal regulator or regulations promulgated by it; or (v) as otherwise provided in the Plan.

The power of the Committee to accelerate the exercisability of Options and the immediate exercisability of Options in the case of a Change in Control of the Company could have an anti-takeover effect by making it more costly for a potential acquiror to obtain control of the Company due to the higher number of shares outstanding following such exercise of Options. The power of the Committee to make adjustments in connection with the Plan, including adjusting the number of shares subject to Options and canceling Options, prior to or after the occurrence of an extraordinary corporate action, allows the Committee to adapt the Plan to operate in changed circumstances, to adjust the Plan to fit a smaller or larger institution, and to permit the issuance of Options to new management following such extraordinary corporate action. However, this power of the Committee also has an anti-takeover effect, in that the immediate exercisability of Option Awards upon a Change in Control would  allow the present management of the Company to exercise more Options and hold more shares of the Common Stock, and to possibly decrease the number of Options available to new management of the Company.

Although the Plan may have an anti-takeover effect, the Company’s Board of Directors did not adopt the Plan specifically for anti-takeover purposes. The Plan could render it more difficult to obtain support for stockholder proposals opposed by the Company’s Board and management in that recipients of Options could choose to exercise such Options and thereby increase the number of shares for which they hold voting power. Also, the exercise of such Options could make it easier for the Board and management to block the approval of certain transactions. In addition, the exercise of such Options could increase the cost of an acquisition by a potential acquiror.

Other Forfeiture Provisions.  In addition to any forfeiture or reimbursement conditions the Committee may impose upon an award, a participant may be required to forfeit an award, or reimburse the Company for the value of a prior award, by virtue of the requirement of Section 304 of the Sarbanes-Oxley Act of 2002 (or by virtue of any other applicable statutory or regulatory requirement).

Compliance with Legal and Other Requirements.  No shares, or payments of other benefits under any award will be issued until completion of such registration or qualification of such shares or other required action under any federal or state law, rule or regulation, listing or other required action with respect to any stock exchange or automated quotation system upon which the shares are listed or quoted, or compliance with any other obligation of the Company, as the Committee may consider appropriate. The Plan will be interpreted, applied and administered so as to remain fully compliant with all applicable provisions of law; all requirements of any stock exchange or automated quotation system upon which the shares covered by the Plan are listed or quoted; and all other obligations of the Company. Awards are subject to the discretion of the Board.

Transfer Restrictions.  Unless otherwise determined by the Committee, an individual may not transfer, assign, hypothecate, or dispose of an Option in any manner, other than by will or the laws of intestate succession. The Committee may provide for the transfer or assignment of an NSO if it determines that the transfer or assignment is for valid estate planning purposes.

Amendment or Termination of the Plan; No Repricings.  The Committee may amend, modify or terminate the Plan, except that no such amendment may have the effect of reducing or repricing the exercise price of Options except for anti-dilution adjustments and any material amendments to the Plan shall be subject to a ratification vote by the Company’s stockholders.

Possible Dilutive Effects of the Plan.  The Common Stock to be issued upon the exercise of Options awarded under the Plan may either be authorized but unissued shares of Common Stock or shares purchased in the open market. Since the stockholders of the Company do not have preemptive rights, to the extent that the Company funds the Plan, in whole or in part, with authorized but unissued shares, the interests of current stockholders may be diluted. The Company can avoid dilution resulting from awards under the Plan by delivering shares repurchased in the open market upon the exercise of Options.

Federal Income Tax Treatment of Awards Under the Plan

The following discussion of the general tax principles applicable to the Plan summarizes the federal income tax consequences of the Plan under current federal law, which is subject to change at any time. This summary is not intended to be exhaustive and, among other considerations, does not describe state or local tax consequences.

Non-Statutory Stock Options (NSOs).  The optionee generally recognizes taxable income in an amount equal to the difference between the Option exercise price and the Fair Market Value of the shares at the time of exercise. Generally, the Company will receive a tax deduction equal to the ordinary income recognized by the optionee. Employees exercising NSOs are also subject to federal, state, and local (if any) tax withholding on the option income. Outside directors are not subject to tax withholding upon the exercise of stock options.

Incentive Stock Options (ISOs).  The optionee generally does not recognize taxable income upon exercise of an ISO. If the optionee does not dispose of the Common Stock acquired upon exercise for the required holding periods of two years from the date of grant and one year from the date of exercise, income from a subsequent sale of the shares is treated as a capital gain for tax purposes. However, the difference between the Option exercise price and the Fair Market Value of the Common Stock on the date of Option exercise is an item of tax preference, which may, in certain situations, trigger the alternative minimum tax for an optionee. However, if the optionee disposes of the shares prior to the expiration of the required holding periods, the optionee has made a disqualifying disposition of the stock. Upon a disqualifying disposition, the optionee will recognize taxable income equal to the difference between the exercise price and the Fair Market Value of the Common Stock on the date of exercise, and the Company will, generally, receive a tax deduction equal to the ordinary income recognized by the optionee. Currently, the Internal Revenue Service does not require tax withholding on disqualifying dispositions.

In accordance with Section 162(m) of the Internal Revenue Code, the Company’s tax deductions for compensation paid to the most highly paid executives named in the Company’s proxy statement may be limited to no more than $1 million per year, excluding certain “performance-based” compensation.  The Company intends for the award of Options under the Plan to comply with the requirements under Section 162(m) of the Internal Revenue Code so that the Company’s deduction for compensation related to the exercise of Options would not be subject to the deduction limitation set forth in Section 162(m) of the Internal Revenue Code.

Benefits to Named Executive Officers and Others

Awards under the Plan may be made by the Committee only after the Plan is approved by the stockholders. All awards under the Plan will be made in the future at the discretion of the Committee.

Stockholder Approval

Stockholder approval of the Plan is being requested to permit Options awarded under the Plan to meet one of the requirements for Awards to qualify as ISOs in accordance with the Internal Revenue Code, to meet one of the requirements of the NASDAQ Global Market upon which the Company’s Common Stock is listed for trading, and to meet one of the requirements under Section 162(m) of the Internal Revenue Code for certain compensation items to be tax-deductible.

A stockholder may, by checking the appropriate box: (i) vote “FOR” approval of the Plan; (ii) vote “AGAINST” approval of the Plan, or (iii) vote to “ABSTAIN” on approval of the Plan.  Approval of Proposal II shall be determined by a vote of a majority of the total votes cast in person or by proxy.

The Board of Directors unanimously recommends a vote “FOR” approval of the Plan.

EQUITY COMPENSATION PLAN INFORMATION

Set forth below is information as of December 31, 2011 with respect to compensation plans under which equity securities of the Company are authorized for issuance.
	(a)	(b)	(c)

	Number of securities to be issued upon exercise of outstanding options, warrants and rights	Weighted- average exercise price of outstanding options, warrants and rights	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a))

Equity compensation plans approved by stockholders	109,765	$24.41	-
Equity compensation plans not approved by stockholders	-	-	-
Total	109,765	$24.41	-

PROPOSAL III—RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITOR

The Board of Directors of the Company has appointed S.R. Snodgrass, A.C. as the Company’s independent auditor for the fiscal year ending December 31, 2012, and is submitting such appointment for ratification by the Company’s stockholders. A representative of S.R. Snodgrass, A.C. is expected to be present at the Meeting, will have the opportunity to make a statement if he so desires, and is expected to be available to respond to appropriate questions.

Ratification of the appointment of the independent auditor requires the affirmative vote of a majority of the votes cast, in person or by proxy, by the stockholders of the Company at the Meeting.

The Board of Directors recommends that stockholders vote “FOR” the ratification of the appointment of S.R. Snodgrass, A.C. as the Company’s independent auditor for the 2012 fiscal year.

OTHER MATTERS

The Board of Directors is not aware of any business to come before the Meeting other than those matters described above. However, if any other matters should properly come before the Meeting, it is intended that proxies will be voted in respect thereof in accordance with the judgment of the person or persons voting such proxies.

MISCELLANEOUS

The cost of soliciting proxies will be borne by the Company. The Company will reimburse brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending proxy materials to the beneficial owners of Common Stock. Actual costs, however, may exceed estimated amounts. In addition to solicitations by mail, directors, officers and regular employees of the Company may solicit proxies personally or by telephone without additional compensation.

Upon receipt of a written request, the Company will furnish to any stockholder without charge a copy of the Company’s Annual Report on Form 10-K (excluding exhibits) for the fiscal year ended December 31, 2011. Such written requests should be directed to the Corporate Secretary, TF Financial Corporation, 3 Penns Trail, Newtown, Pennsylvania 18940.

STOCKHOLDER PROPOSALS

In order to be considered for inclusion in the Company’s proxy materials for the 2013 annual meeting of stockholders, a stockholder proposal must be received at the Company’s executive office at 3 Penns Trail, Newtown, Pennsylvania 18940 no later than November 26, 2012.  In addition, a stockholder proposal must meet other applicable criteria as set forth in the Company’s bylaws and the rules of the Securities and Exchange Commission in order to be considered for inclusion in the Company’s proxy materials.

Under the Company’s bylaws, a stockholder proposal that is not included in the Company’s proxy statement for the 2013 annual meeting of stockholders, will only be considered at such meeting if the stockholder submits notice of the proposal to the Company at the above address by November 26, 2012. In addition, a stockholder proposal must meet other applicable criteria as set forth in the Company’s bylaws in order to be considered at the 2013 annual meeting of stockholders.

APPENDIX A

TF FINANCIAL CORPORATION
2012 STOCK OPTION PLAN

1.           DEFINITIONS.

“Affiliate” means any “parent corporation” or “subsidiary corporation” of the Corporation, as such terms are defined in Sections 424(e) and 424(f) of the Code.

“Award” means, individually or collectively, a grant under the Plan of Non-Statutory Stock Options or Incentive Stock Options.

“Award Agreement” means an agreement evidencing and setting forth the terms of an Award.

“Bank” means 3rd Fed Bank, Newtown, Pennsylvania.

“Beneficiary” means the person or persons designated by the Participant to receive any benefits payable under the Plan in the event of such Participant’s death.  Such person or persons shall be designated in writing by the Participant and addressed to the Corporation or the Committee on forms provided for this purpose by the Committee, and delivered to the Corporation or the Committee. Such Beneficiary designation may be changed from time to time by similar written notice to the Committee.  A Participant’s last will and testament or any codicil thereto shall not constitute written designation of a Beneficiary.  In the absence of such written designation, the Beneficiary shall be the Participant’s surviving spouse, if any, or if none, the Participant’s estate.

“Board of Directors” or “Board” means the board of directors of the Corporation.

“Change in Control” of the Corporation or the Bank shall mean an event of a nature that: (i) would be required to be reported in response to Item 5.01 of the current report on Form 8-K, as in effect on the date hereof, pursuant to Section 13 or 15(d) of the Exchange Act; (ii) involves the sale of all, or a material portion, of the assets of the Corporation or the Bank; (iii) involves the merger or re-capitalization of the Corporation whereby the Corporation is not the surviving entity; (iv) results in a change in control of the Corporation, as otherwise defined or determined by the applicable banking regulatory agency or regulations promulgated by it; or (v) without limitation, such a Change in Control shall be deemed to have occurred at such time as (A) any “person” (as the term is used in Sections 13(d) and 14(d) of the Exchange Act) is or becomes the “beneficial owner” (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Bank or the Corporation representing 10% or more of the Bank's or the Corporation's outstanding securities except for any securities of the Bank purchased by the Corporation and any securities purchased by any tax qualified employee benefit plan of the Bank or the Corporation; or (B) individuals who constitute the Board of Directors on the date hereof (the “Incumbent Board”) cease for any reason to constitute at least a majority thereof, provided that any person becoming a director subsequent to the date hereof whose election was approved by a vote of at least three-quarters of the directors comprising the Incumbent Board, or whose nomination for election by the Corporation's stockholders was approved by the same Nominating Committee serving under an Incumbent Board, shall be, for purposes of this clause (B), considered as though he were a member of the Incumbent Board; or (C) a plan of reorganization, merger, consolidation, sale of all or substantially all the assets of the Bank or the Corporation or similar transaction occurs in which the Bank or Corporation is not the resulting entity; or (D) solicitations of stockholders of the Corporation, by someone other than the current management of the Corporation, seeking stockholder approval of a plan of reorganization, merger or consolidation of the Corporation or Bank or similar transaction with one or more corporations as a result of which the outstanding shares of the class of securities then subject to the plan or transaction are exchanged for or converted into cash or property or securities not issued by the Bank or the Corporation shall be distributed; or (E) a tender offer is made for 10% or more of the voting securities of the Bank or the Corporation, other than by the Corporation.

“Code” means the Internal Revenue Code of 1986, as amended.

“Committee” means the committee designated by the Board of Directors, pursuant to Section 2 of the Plan, to administer the Plan.

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“Common Stock” or “Shares” means the Common Stock of the Corporation.

“Corporation” means TF Financial Corporation.

“Date of Grant” means the effective date of an Award.

“Director” means a member of the Board of Directors.

“Disability” means (a) with respect to Incentive Stock Options, the “permanent and total disability” of the Employee as such term is defined at Section 22(e)(3) of the Code; and (b) with respect to Non-Statutory Stock Options, a condition of incapacity of a Participant which renders that person unable to engage in the performance of his or her duties by reason of any medically determinable physical or mental impairment which can be expected to result in death or which has lasted or can be expected to last for a continuous period of not less than twelve (12) months.

“Effective Date” means the date of approval of the Plan by a vote of the stockholders of the Corporation.

“Employee” means any person employed by the Corporation or an Affiliate. Unless otherwise noted herein, a Director who is also employed by the Corporation or an Affiliate shall be considered an Employee under the Plan.

“Exchange Act” means the Securities Exchange Act of 1934, as amended.

“Exercise Price” means the price at which a Participant may purchase a share of Common Stock pursuant to an Option.

“Fair Market Value” means, with respect to a Share on a specified date:

 (I)           the final reported sales price on the date in question (or if there is no reported sale on such date, on the last preceding date on which any reported sale occurred) as reported in the principal consolidated reporting system with respect to securities listed or admitted to trading on the principal United States securities exchange on which the Shares are listed or admitted to trading, as of the close of the market in New York City and without regard to after-hours trading activity; or

 (II)           if the Shares are not listed or admitted to trading on any such exchange, the closing bid quotation with respect to a Share on such date, as of the close of the market in New York City and without regard to after-hours trading activity, or, if no such quotation is provided, on another similar system, selected by the Committee, then in use; or

 (III)           if (I) and (II) are not applicable, the Fair Market Value of a Share as the Committee may determine in good faith and in accordance with Code Section 422 and the applicable requirements of Code Section 409A and the regulations promulgated thereunder.  For purposes of the exercise of a Stock Option, Fair Market Value on such date shall be the date a notice of exercise is received by the Corporation or the Bank, or if not a day on which the market is open, the next day that it is open.

“Incentive Stock Option” means a stock option granted to a Participant, pursuant to Section 7 of the Plan, which is intended to meet the requirements of Section 422 of the Code.

“Non-Statutory Stock Option” means a stock option granted to a Participant pursuant to the terms of the Plan but which is not intended to be and is not identified as an Incentive Stock Option or a stock option granted under the Plan which is intended to be and is identified as an Incentive Stock Option but which does not meet the requirements of Section 422 of the Code.

“Option” means an Incentive Stock Option or Non-Statutory Stock Option.

“Outside Director” means a member of the board(s) of directors of the Corporation or an Affiliate who is

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not also an Employee of the Corporation or an Affiliate.

“Participant” means any person who holds an outstanding Award.

“Plan” means this TF Financial Corporation 2012 Stock Option Plan.

“Retirement as a Director” means retirement from service with the Corporation or an Affiliate following attainment of age 75.

“Retirement as an Employee” means retirement from employment with the Corporation or an Affiliate following attainment of age 65.

“Termination for Cause” shall mean termination because of a Participant's personal dishonesty, incompetence, willful misconduct, breach of fiduciary duty involving personal profit, intentional failure to perform stated duties, willful violation of any law, rule or regulation (other than traffic violations or similar offenses) or material breach of any provision of any employment agreement between the Corporation and/or any subsidiary of the Corporation and a Participant.

2.           ADMINISTRATION.

(a)           Composition of the Committee.  The Plan shall be administered by the Board of Directors of the Corporation or a Committee which shall consist of not less than two Directors of the Corporation appointed by the Board and serving at the pleasure of the Board.  All persons designated as members of the Committee shall meet the requirements of: (i) a “Non-Employee Director” within the meaning of Rule 16b-3 under the Exchange Act, as found at 17 CFR Section 240.16b-3, and (ii) to the extent deemed appropriate by the Board of Directors or the Committee, such requirements as the Internal Revenue Service may establish for “outside directors” acting under plans intended to qualify for exemption under Section 162(m)(4)(C) of the Code; provided, however, a failure to comply with the requirements of subparagraphs (i) and/or (ii) shall not disqualify any actions taken by the Committee.  A majority of the entire Committee shall constitute a quorum and the action of a majority of the members present at any meeting at which a quorum is present shall be deemed the action of the Committee. All decisions, determinations and interpretations of the Committee shall be final and conclusive on all persons affected thereby.

 (b)           Powers of the Committee.  The Committee shall

1.      select the individuals who are to receive Awards under the Plan,
2.	determine the type, number, vesting requirements and other features and conditions of such Awards,
3.      interpret the Plan and Award Agreements in all respects, and
4.	make all other decisions relating to the operation of the Plan.

The Committee may adopt such rules or guidelines as it deems appropriate to implement the Plan. The Committee's determinations under the Plan shall be final and binding on all persons.

(c)           Award Agreement.  Each Award shall be evidenced by a written agreement (“Award Agreement”) containing such provisions as may be required by the Plan and otherwise approved by the Committee. Each Award Agreement shall constitute a binding contract between the Corporation or an Affiliate and the Participant, and every Participant, upon acceptance of an Award Agreement, shall be bound by the terms and restrictions of the Plan and the Award Agreement. The terms of each Award Agreement shall be in accordance with the Plan, but each Award Agreement may include any additional provisions and restrictions determined by the Committee, in its discretion, provided that such additional provisions and restrictions are not inconsistent with the terms of the Plan. In particular, and at a minimum, the Committee shall set forth in each Award Agreement:

1.      the type of Award granted;
2.      the Exercise Price of any Option;
3.      the number of shares subject to the Award;

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4.     the expiration date of the Award;
5.	the manner, time, and rate (cumulative or otherwise) of exercise or vesting of such Award; and
6.	the restrictions, if any, placed upon such Award, or upon shares which may be issued upon exercise of such Award.

The President of the Corporation, the Chairman of the Committee and such other directors and officers as shall be designated by the Committee is hereby authorized to execute Award Agreements on behalf of the Corporation or an Affiliate and to cause them to be delivered to the recipients of Awards.

(d)           The Committee may delegate all authority for:
1.	the determination of forms of payment to be made by or received by the Plan, and
2.	the execution of any Award Agreement.

The Committee may rely on the descriptions, representations, reports and estimates provided to it by the management of the Corporation or an Affiliate for determinations to be made pursuant to the Plan, including the satisfaction of any conditions of an Award; provided, however, only the Committee or a portion of the Committee may certify the attainment of any conditions of an Award intended to satisfy the requirements of Section 162(m) of the Code.

(e)           Six-Month Holding Period.  Subject to vesting requirements, if applicable, except in the event of death or Disability of the Participant or a Change in Control of the Corporation, a minimum of six months must elapse between the date of the grant of an Option and the date of the sale of the Common Stock received through the exercise of such Option.

3.           TYPES OF AWARDS.

The following Awards may be granted under the Plan:

(a)           Non-Statutory Stock Options.
(b)           Incentive Stock Options.

4.           STOCK SUBJECT TO THE PLAN; AWARD MAXIMUMS.

(a)           Shares Under Plan.  Subject to adjustment as provided in Section 10 of the Plan, the maximum number of shares reserved for Awards under the Plan is 275,000.    The shares of Common Stock issued under the Plan may be either authorized but unissued shares or authorized shares previously issued and acquired or reacquired by the Corporation. To the extent that Options are granted under the Plan, the shares underlying such Awards will be unavailable for any other use including future grants under the Plan except that, to the extent that Options terminate, expire or are forfeited without having vested or without having been exercised, new Awards may be made with respect to these shares.

(b)           Stock Option Award Limitations.  No individual shall be granted an amount of Stock Options which exceeds 20% of the total shares reserved for Awards under the Plan. The maximum number of shares subject to Options granted to any individual Outside Director shall not exceed 10,000 shares; provided that the Chairman of the Board of the Company or the Bank may receive Options to purchase up to an additional 5,000 shares for such service.

(c)           Vesting of Awards.  Except as otherwise provided by the terms of the Plan or by action of the Committee at the time of the grant of an Award, Stock Options will become first earned and exercisable at the rate of 20% of such Award on the one year anniversary of the date of grant and 20% annually thereafter during such periods of service as an Employee or Director.

(d)           Reservation of Shares; No Fractional Shares; Minimum Issue.  The Corporation shall at all times reserve a number of shares of Common Stock sufficient to cover the Corporation’s obligations and contingent obligations to deliver shares with respect to Awards then outstanding under this Plan. No fractional shares shall be delivered under this Plan. The Committee may pay cash in lieu of any fractional shares in settlements of Awards

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under this Plan. No fewer than 100 shares may be purchased upon exercise of any Stock Option unless the total number purchased or exercised is the total number at the time available for purchase or exercise by the Participant.

5.           ELIGIBILITY.

Subject to the terms of the Plan, all Employees and Outside Directors shall be eligible to receive Awards under the Plan.

6.           NON-STATUTORY STOCK OPTIONS.

The Committee may, subject to the limitations of this Plan and the availability of shares of Common Stock reserved but not previously awarded under the Plan, grant Non-Statutory Stock Options to eligible individuals upon such terms and conditions as it may determine to the extent such terms and conditions are consistent with the following provisions:

(a)           Exercise Price. The Committee shall determine the Exercise Price of each Non-Statutory Stock Option. However, the Exercise Price shall not be less than 100% of the Fair Market Value of the Common Stock on the Date of Grant.

(b)           Terms of Non-Statutory Stock Options. The Committee shall determine the term during which a Participant may exercise a Non-Statutory Stock Option, but in no event may a Participant exercise a Non-Statutory Stock Option, in whole or in part, more than seven (7) years from the Date of Grant. The Committee shall also determine the date on which each Non-Statutory Stock Option, or any part thereof, first becomes exercisable and any terms or conditions a Participant must satisfy in order to exercise each Non-Statutory Stock Option. The shares of Common Stock underlying each Non-Statutory Stock Option may be purchased in whole or in part by the Participant at any time during the term of such Non-Statutory Stock Option, or any portion thereof, once the Non-Statutory Stock Option becomes exercisable.

(c)           Non-Transferability. Unless otherwise determined by the Committee in accordance with this Section 6(c), a Participant may not transfer, assign, hypothecate, or dispose of in any manner, other than by will or the laws of intestate succession, a Non-Statutory Stock Option. The Committee may, however, in its sole discretion, permit transferability or assignment of a Non-Statutory Stock Option if such transfer or assignment is, in the Committee’s sole determination, for valid estate planning purposes and such transfer or assignment is permitted under the Code and Rule 16b-3 under the Exchange Act. For purposes of this Section 6(c), a transfer for valid estate planning purposes includes, but is not limited to: (a) a transfer to a revocable intervivos trust as to which the Participant is both the settlor and trustee, or (b) a transfer for no consideration to: (i) any member of the Participant's Immediate Family, (ii) any trust solely for the benefit of members of the Participant's Immediate Family, (iii) any partnership whose only partners are members of the Participant's Immediate Family, and (iv) any limited liability corporation or corporate entity whose only members or equity owners are members of the Participant's Immediate Family. For purposes of this Section 6(c), “Immediate Family” includes, but is not necessarily limited to, a Participant's parents, grandparents, spouse, children, grandchildren, siblings (including half brothers and sisters), and individuals who are family members by adoption. Nothing contained in this Section 6(c) shall be construed to require the Committee to give its approval to any transfer or assignment of any Non-Statutory Stock Option or portion thereof, and approval to transfer or assign any Non-Statutory Stock Option or portion thereof does not mean that such approval will be given with respect to any other Non-Statutory Stock Option or portion thereof. The transferee or assignee of any Non-Statutory Stock Option shall be subject to all of the terms and conditions applicable to such Non-Statutory Stock Option immediately prior to the transfer or assignment and shall be subject to any other conditions proscribed by the Committee with respect to such Non-Statutory Stock Option.

(d)           Termination of Employment or Service (General). Unless otherwise determined by the Committee, upon the termination of a Participant's employment or other service for any reason other than Retirement, Disability or death, or Termination for Cause, the Participant may exercise only those Non-Statutory Stock Options that were earned and immediately exercisable by the Participant at the date of such termination and only for a period of three (3) months following the date of such termination, or, if sooner, until the expiration of the term of the Option.

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(e)           Termination of Employment or Service (Upon Retirement). Unless otherwise determined by the Committee, in the event of a Participant's Retirement as a Director or Retirement as an Employee, the Participant will continue to earn and vest in the Non-Statutory Stock Options on the same vesting schedule as if he were still in service to the Corporation or the Bank. Upon such Retirement, such Non-Statutory Stock Options shall continue to be exercisable for the remaining term of the Non-Statutory Stock Option without regard to the continued services of such Participant to the Corporation or the Bank.

(f)           Termination of Employment or Service (Disability or Death). Unless otherwise determined by the Committee, in the event of the termination of a Participant's employment or other service due to Disability or death, all Non-Statutory Stock Options held by such Participant shall become earned and immediately exercisable upon such Disability or death, and shall remain exercisable for a period of one (1) year following the date of such Disability or death, or, if sooner, until the expiration of the term of the Non-Statutory Stock Option.

(g)           Termination of Employment or Service (Termination for Cause). Unless otherwise determined by the Committee, in the event of a Participant's Termination for Cause, all rights with respect to the Participant's Non-Statutory Stock Options shall expire immediately upon the effective date of such Termination for Cause.

(h)           Acceleration Upon a Change in Control. In the event of a Change in Control, all Non-Statutory Stock Options held by a Participant as of the date of the Change in Control shall immediately become earned and exercisable.

(i)           Delivery of Shares. Upon the exercise of a Non-Statutory Stock Option, payment by the Corporation shall be made in the form of shares of Common Stock.

(j)           Events Not Deemed Terminations of Employment or Service.  Unless Corporation policy or the Committee provides otherwise, the employment relationship shall not be considered terminated in the case of (a) sick leave, (b) military leave, or (c) any other leave of absence authorized by the Corporation or the Committee; provided that, unless reemployment upon the expiration of such leave is guaranteed by contract or law, such leave is for a period of not more than 90 days. In the case of any Employee on an approved leave of absence, continued vesting of the Award while on leave may be suspended until the Employee returns to service, unless the Committee otherwise provides or applicable law otherwise requires. In no event shall an Award be exercised after the expiration of the term set forth in the Award Agreement.

7.           INCENTIVE STOCK OPTIONS.

The Committee may, subject to the limitations of the Plan and the availability of shares of Common Stock reserved but unawarded under this Plan, grant Incentive Stock Options to an Employee upon such terms and conditions as it may determine to the extent such terms and conditions are consistent with the following provisions:

(a)           Exercise Price. The Committee shall determine the Exercise Price of each Incentive Stock Option. However, the Exercise Price shall not be less than 100% of the Fair Market Value of the Common Stock on the Date of Grant; provided, however, that if at the time an Incentive Stock Option is granted, the Employee owns or is treated as owning, for purposes of Section 422 of the Code, Common Stock representing more than 10% of the total combined voting securities of the Corporation (“10% Owner”), the Exercise Price shall not be less than 110% of the Fair Market Value of the Common Stock on the Date of Grant.

(b)           Amounts of Incentive Stock Options. To the extent the aggregate Fair Market Value of shares of Common Stock with respect to which Incentive Stock Options that are exercisable for the first time by an Employee during any calendar year under the Plan and any other stock option plan of the Corporation or an Affiliate exceeds $100,000, or such higher value as may be permitted under Section 422 of the Code, such Options in excess of such limit shall be treated as Non-Statutory Stock Options. Fair Market Value shall be determined as of the Date of Grant with respect to each such Incentive Stock Option.

(c)           Terms of Incentive Stock Options. The Committee shall determine the term during which a Participant may exercise an Incentive Stock Option, but in no event may a Participant exercise an Incentive Stock Option, in whole or in part, more than seven (7) years from the Date of Grant; provided, however, that if at the time

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an Incentive Stock Option is granted to an Employee who is a 10% Owner, the Incentive Stock Option granted to such Employee shall not be exercisable after the expiration of five (5) years from the Date of Grant. The Committee shall also determine the date on which each Incentive Stock Option, or any part thereof, first becomes exercisable and any terms or conditions a Participant must satisfy in order to exercise each Incentive Stock Option. The shares of Common Stock underlying each Incentive Stock Option may be purchased in whole or in part at any time during the term of such Incentive Stock Option after such Option becomes exercisable.

(d)           Non-Transferability. No Incentive Stock Option shall be transferable except by will or the laws of descent and distribution and is exercisable, during his lifetime, only by the Employee to whom the Committee grants the Incentive Stock Option. The designation of a Beneficiary does not constitute a transfer of an Incentive Stock Option.

(e)           Termination of Employment (General). Unless otherwise determined by the Committee, upon the termination of a Participant's employment or other service for any reason other than Retirement, Disability or death, or Termination for Cause, the Participant may exercise only those Incentive Stock Options that were earned and immediately exercisable by the Participant at the date of such termination and only for a period of three (3) months following the date of such termination, or, if sooner, until the expiration of the term of the Incentive Stock Option.

(f)           Termination of Employment (Upon Retirement). Unless otherwise determined by the Committee, in the event of a Participant's Retirement as an Employee, the Participant will continue to earn and vest in Incentive Stock Options on the same vesting schedule as if he were still employed by the Corporation or the Bank.  Upon such Retirement, such Incentive Stock Options shall continue to be exercisable for the remaining term of the Incentive Stock Option without regard to continued employment by the Corporation or the Bank. Any Option originally designated as an Incentive Stock Option shall be treated as a Non-Statutory Stock Option to the extent the Participant exercises such Option more than three (3) months following the Participant's cessation of employment.

(g)           Termination of Employment (Disability or Death). Unless otherwise determined by the Committee, in the event of the termination of a Participant's employment or other service due to Disability or death, all Incentive Stock Options held by such Participant shall become earned and immediately exercisable upon such Disability or death, and shall remain exercisable for a period of one (1) year following the date of such Disability or death, or, if sooner, until the expiration of the term of the Incentive Stock Option.

(h)           Termination of Employment (Termination for Cause). Unless otherwise determined by the Committee, in the event of an Employee's Termination for Cause, all rights under such Employee's Incentive Stock Options shall expire immediately upon the effective date of such Termination for Cause.

(i)           Acceleration Upon a Change in Control.  In the event of a Change in Control all Incentive Stock Options held by a Participant as of the date of the Change in Control shall immediately become earned and exercisable.

(j)           Delivery of Shares.  Upon the exercise of an Incentive Stock Option, payment shall be made in the form of shares of Common Stock.

(k)           Disqualifying Dispositions.  Each Award Agreement with respect to an Incentive Stock Option shall require the Participant to notify the Committee of any disposition of shares of Common Stock issued pursuant to the exercise of such Option under the circumstances described in Section 421(b) of the Code (relating to certain disqualifying dispositions), within 10 days of such disposition.

(l)           Events Not Deemed Terminations of Employment or Service.  Unless Corporation policy or the Committee provides otherwise, the employment relationship shall not be considered terminated in the case of (a) sick leave, (b) military leave, or (c) any other leave of absence authorized by the Corporation or the Committee; provided that, unless reemployment upon the expiration of such leave is guaranteed by contract or law, such leave is for a period of not more than 90 days. In the case of any Employee on an approved leave of absence, continued vesting of the Award while on leave may be suspended until the Employee returns to service, unless the Committee otherwise provides or applicable law otherwise requires. In no event shall an Award be exercised after the expiration

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of the term set forth in the Award Agreement.

8.           METHOD OF EXERCISE OF OPTIONS.

Subject to any applicable Award Agreement, any Option may be exercised by the Participant in whole or in part at such time or times, and the Participant may make payment of the Exercise Price in such form or forms permitted by the Committee, including, without limitation, payment by delivery of cash or Common Stock having a Fair Market Value on the day immediately preceding the exercise date equal to the total Exercise Price, or by any combination of cash and shares of Common Stock, including exercise by means of a cashless exercise arrangement with a qualifying broker-dealer in accordance with procedures approved by the Corporation. Payment of the Exercise Price in full or partial payment in the form of Common Stock shall be made utilizing Common Stock that has been owned by the party exercising such Option for not less than six months prior to the date of exercise of such Option.  No shares of Common Stock shall be issued until full payment of the Exercise Price has been received by the Corporation.

9.           RIGHTS OF PARTICIPANTS.

No Participant shall have any rights as a shareholder with respect to any shares of Common Stock covered by an Option until the date of issuance of a stock certificate for such Common Stock. Nothing contained herein or in any Award Agreement confers on any person any right to continue in the employ or service of the Corporation or an Affiliate or interferes in any way with the right of the Corporation or an Affiliate to terminate a Participant's employment or services.

10.	ADJUSTMENTS IN CAPITAL STRUCTURE; ACCELERATION UPON A CHANGE IN CONTROL.

10.1           Adjustments in Capital Structure.  Upon any reclassification, recapitalization, stock split (including a stock split in the form of a stock dividend) or reverse stock split; any merger, combination, consolidation, or other reorganization; any spin-off, split-up, or similar extraordinary dividend distribution with respect to the Common Stock (whether in the form of securities or property); any exchange of Common Stock or other securities of the Corporation, or any similar, unusual or extraordinary corporate transaction affecting the Common Stock; or a sale of all or substantially all the business or assets of the Corporation; then the Committee shall proportionately adjust the Plan and the Awards thereunder in such manner, to such extent and at such times, as is necessary to preserve the benefits or potential benefits of such Awards, including:

(a)
proportionately adjust any or all of:  (1) the number and type of shares of Common Stock (or other securities) that thereafter may be made the subject of Awards (including the specific share limits, maximums and numbers of shares set forth elsewhere in this Plan); (2) the number, amount and type of shares of Common Stock (or other securities or property) subject to any or all outstanding Awards; (3) the grant, purchase, or Exercise Price of any or all outstanding Awards; (4) the securities, cash or other property deliverable upon exercise or payment of any outstanding Awards; or (5) the performance standards applicable to any outstanding Awards; or

(b)	make provision for a cash payment or for the assumption, substitution or exchange of any or all outstanding Awards, based upon the distribution or consideration payable to holders of the Common Stock.

10.2           The Committee may adopt such valuation methodologies for outstanding Awards as it deems reasonable in the event of a cash or property settlement and, in the case of Options, may base such settlement solely upon the excess, if any, of the per share amount payable upon or in respect of such event over the Exercise Price or base price of the Award. With respect to any Award of an Incentive Stock Option, the Committee may make an adjustment that causes the Option to cease to qualify as an Incentive Stock Option without the consent of the affected Participant.

10.3           Upon any of the events set forth in Section 10.1, the Committee may take such action prior to such event to the extent that the Committee deems the action necessary to permit the Participant to realize the benefits

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intended to be conveyed with respect to the Awards in the same manner as is or will be available to stockholders of the Corporation generally.  In the case of any stock dividend, stock split or reverse stock split, if no action is taken by the Committee, the proportionate adjustments contemplated by Section 10.1(a) above shall nevertheless be made.

10.4           No such adjustments may, however, materially change the value of benefits available to a Participant under a previously granted Award. All Awards under this Plan shall be binding upon any successors or assigns of the Corporation.

10.5           Acceleration of Vesting. The Committee shall at all times have the power to accelerate the exercise date of Options with respect to previously granted Awards; provided that such action is not contrary to regulations of the Corporation’s applicable banking regulatory agency then in effect.

11.           MISCELLANEOUS PROVISIONS.

11.1           Compliance with Laws.  This Plan, the granting and vesting of Awards under this Plan, the offer, issuance and delivery of shares of Common Stock, the acceptance of payment of money under this Plan or under Awards are subject to compliance with all applicable federal and state laws, rules and regulations (including, but not limited to, state and federal securities laws) and to such approvals by any listing, regulatory or governmental authority as may, in the opinion of counsel for the Corporation, be necessary or advisable in connection therewith.  The person acquiring any securities under this Plan will, if requested by the Corporation, provide such assurances and representations to the Corporation as may be deemed necessary or desirable to assure compliance with all applicable legal and accounting requirements.

11.2           Claims.  No person shall have any claim or rights to an Award (or additional Awards, as the case may be) under this Plan, subject to any express contractual rights to the contrary (set forth in a document other than this Plan).

11.3           No Employment/Service Contract.  Nothing contained in this Plan (or in any other documents under this Plan or in any Award Agreement) shall confer upon any Participant any right to continue in the employ or other service of the Corporation or an Affiliate, constitute any contract or agreement of employment or other service or affect an Employee’s status as an employee-at-will, nor interfere in any way with the right of the Corporation to change a Participant’s compensation or other benefits, or terminate his or her employment or other service, with or without cause.  Nothing in this Section 11.3, however, is intended to adversely affect any express independent right of such Participant under a separate employment or service contract other than an Award Agreement.

11.4           Plan Not Funded.  Awards payable under this Plan shall be payable in shares of Common Stock or from the general assets of the Corporation. No Participant, Beneficiary or other person shall have any right, title or interest in any fund or in any specific asset (including shares of Common Stock, except as expressly provided otherwise) of the Corporation by reason of any Award hereunder. Neither the provisions of this Plan (or of any related documents), nor the creation or adoption of this Plan, nor any action taken pursuant to the provisions of this Plan shall create, or be construed to create, a trust of any kind or a fiduciary relationship between the Corporation and any Participant, Beneficiary or other person. To the extent that a Participant, Beneficiary or other person acquires a right to receive payment pursuant to any Award hereunder, such right shall be no greater than the right of any unsecured general creditor of the Corporation.

11.5           Tax Matters; Tax Withholding.

Tax Withholding. Upon any exercise, vesting, or payment of any Award, the Corporation shall have the right, within its sole discretion, to:

(i)
require the Participant (or the Participant’s personal representative or Beneficiary, as the case may be) to pay or provide for payment of at least the minimum amount of any taxes which the Corporation may be required to withhold with respect to such Award or payment; or

(ii)	deduct from any amount otherwise payable in cash to the Participant (or the

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Participant’s personal representative or Beneficiary, as the case may be) the minimum amount of any taxes which the Corporation may be required to withhold with respect to such cash payment, or

(iii)
in any case where tax withholding is required in connection with the delivery of shares of Common Stock under this Plan, the Committee may, in its sole discretion, pursuant to such rules and subject to such conditions as the Committee may establish, reduce the number of shares to be delivered to the Participant by the appropriate number of shares, valued in a consistent manner at their Fair Market Value as necessary to satisfy the minimum applicable withholding obligation.  In no event shall the shares withheld exceed the minimum whole number of shares required for tax withholding under applicable law.

11.6	Effective Date, Termination and Suspension, Amendments.

(a)
Effective Date and Termination.  This Plan is effective upon the later of approval of the Plan by the Board of Directors of the Corporation or the vote of approval by the stockholders of the Corporation (“Approval Date”).  Unless earlier terminated by the Board, this Plan shall terminate at the close of business on the day before the tenth anniversary of the Approval Date. After the termination of this Plan either upon such stated expiration date or its earlier termination by the Board, no additional Awards may be granted under this Plan, but previously granted Awards (and the authority of the Committee with respect thereto, including the authority to amend such Awards) shall remain outstanding in accordance with their applicable terms and conditions and the terms and conditions of this Plan.

(b)
Board Authorization.  Subject to applicable laws and regulations, the Board of Directors may, at any time, terminate or, from time to time, amend, modify or suspend this Plan, in whole or in part; provided, however, that no such amendment may have the effect of repricing the Exercise Price of Options. No Awards may be granted during any period that the Board of Directors suspends this Plan.

(c)	Stockholder Approval. The Plan must be approved by a majority of votes cast by stockholders of the Corporation by proxy or in person within 12 months of the date the Plan is approved by the Board.

(d)
Limitations on Amendments to Plan and Awards.  No amendment, suspension or termination of this Plan or change affecting any outstanding Award shall, without the written consent of the Participant, affect in any manner materially adverse to the Participant any rights or benefits of the Participant or obligations of the Corporation under any Award granted under this Plan prior to the effective date of such change. Changes, settlements and other actions contemplated by Section 10 shall not be deemed to constitute changes or amendments for purposes of this Section 11.6.

11.7	Governing Law; Compliance with Regulations; Construction; Severability.

(a)
Construction.  This Plan, the Awards, all documents evidencing Awards and all other related documents shall be governed by, and construed in accordance with, the laws of the United States and the laws of the Commonwealth of Pennsylvania to the extent not preempted by Federal law.

(b)	Severability. If a court of competent jurisdiction holds any provision invalid and unenforceable, the remaining provisions of this Plan shall continue in effect.

(c)	Section 16 of Exchange Act. It is the intent of the Corporation that the Awards and transactions permitted by Awards be interpreted in a manner that, in the case of

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Participants who are or may be subject to Section 16 of the Exchange Act, qualify, to the maximum extent compatible with the express terms of the Award, for exemption from matching liability under Rule 16b-3 promulgated under the Exchange Act. Notwithstanding the foregoing, the Corporation shall have no liability to any Participant for Section 16 consequences of Awards or events affecting Awards if an Award or event does not so qualify.

(d)
Compliance with Law.  Shares of Common Stock shall not be issued with respect to any Award granted under the Plan unless the issuance and delivery of such shares shall comply with all relevant provisions of applicable law, including, without limitation, the Securities Act of 1933, as amended, the rules and regulations promulgated thereunder, any applicable state securities laws and the requirements of any stock exchange upon which the shares may then be listed.

(e)
Necessary Approvals.  The inability of the Corporation to obtain any necessary authorizations, approvals or letters of non-objection from any regulatory body or authority deemed by the Corporation’s counsel to be necessary to the lawful issuance and sale of any shares of Common Stock issuable hereunder shall relieve the Corporation of any liability with respect to the non-issuance or sale of such shares.

(f)
Representations and Warranties of Participants.  As a condition to the exercise of any Option or the delivery of shares in accordance with an Award, the Corporation may require the person exercising the Option or receiving delivery of the shares to make such representations and warranties as may be necessary to assure the availability of an exemption from the registration requirements of federal or state securities law.

(g)
Cash Payment in Lieu of Delivery of Shares.  Upon the exercise of an Option, the Committee, in its sole and absolute discretion, may make a cash payment to the Participant, in whole or in part, in lieu of the delivery of shares of Common Stock.  Such cash payment to be paid in lieu of delivery of Common Stock shall be equal to the difference between the Fair Market Value of the Common Stock on the date of the Option exercise and the exercise price per share of the Option.  Such cash payment shall be in exchange for the cancellation of such Option.  Such cash payment shall not be made in the event that such transaction would result in liability to the Participant or the Corporation under Section 16(b) of the Exchange Act and regulations promulgated thereunder, or subject the Participant to additional tax liabilities related to such cash payments pursuant to Section 409A of the Code.

(h)
Forfeiture of Awards in Certain Circumstances.  In addition to any forfeiture or reimbursement conditions the Committee may impose upon an Award, a Participant may be required to forfeit an Award, or reimburse the Corporation for the value of a prior Award, by virtue of the requirement of Section 304 of the Sarbanes-Oxley Act of 2002 (or by virtue of any other applicable statutory or regulatory requirement), but only to the extent that such forfeiture or reimbursement is required by such statutory or regulatory provision. Unless otherwise determined by the Committee, in the event of a forfeiture of an Award with respect to which a Participant paid cash consideration, the Participant shall be repaid the amount of such cash consideration.

(i)
Termination for Cause.  Notwithstanding anything herein to the contrary, upon the Termination for Cause of a Participant by the Bank or the Corporation as determined by the Board of Directors or the Committee, all Awards held by such Participant which have not yet been delivered shall be forfeited by such Participant as of the date of such termination of employment or service.

11.8           Captions.  Captions and headings are given to the sections and subsections of this Plan solely as a convenience to facilitate reference. Such headings shall not be deemed in any way material or relevant to the

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construction or interpretation of this Plan or any provision thereof.

11.9           Non-Exclusivity of Plan.  Nothing in this Plan shall limit or be deemed to limit the authority of the Board of Directors or the Committee to grant Awards or authorize any other compensation, with or without reference to the Common Stock, under any other plan or authority.

11.10           Limitation on Liability.  No Director or member of the Committee shall be liable for any determination made in good faith with respect to the Plan or any Awards granted.  If a Director or member of the Committee is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative, by any reason of anything done or not done by him in such capacity under or with respect to the Plan, the Corporation shall indemnify such person against expenses (including attorney’s fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by him or her in connection with such action, suit or proceeding if he or she acted in good faith and in a manner he or she reasonably believed to be in the best interests of the Corporation and its Affiliates and, with respect to any criminal action or proceeding, had no reasonable cause to believe his or her conduct was unlawful.

12.           NO DEFERRAL OF COMPENSATION UNDER SECTION 409A OF THE CODE.

All Awards granted under the Plan are designed to not constitute a deferral of compensation for purposes of Section 409A of the Code. Notwithstanding any other provision in this Plan to the contrary, all of the terms and conditions of any Option granted under this Plan shall be designed to satisfy the exemption for stock options set forth in the regulations issued under Section 409A of the Code.  Both this Plan and the terms of all Options granted hereunder shall be interpreted in a manner that requires compliance with all of the requirements of the exemption for stock options set forth in the regulations issued under Section 409A of the Code.  No Participant shall be permitted to defer the recognition of income beyond the exercise date of a Non-Statutory Stock Option or beyond the date that the Common Stock received upon the exercise of an Incentive Stock Option is sold.

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TF FINANCIAL CORPORATION
3 PENNS TRAIL
NEWTOWN, PENNSYLVANIA 18940

ANNUAL MEETING OF STOCKHOLDERS
APRIL 25, 2012

The undersigned hereby appoints the Board of Directors of TF Financial Corporation (the Company), or its designee, with full powers of substitution, to act as attorneys and proxies for the undersigned, to vote all shares of common stock of the Company which the undersigned is entitled to vote at the Annual Meeting of Stockholders (the Meeting), to be held at Holy Family University, One Campus Drive, Room 138, Newtown, Pennsylvania on April 25, 2012 at 9:30 a.m., Eastern time and at any and all adjournments thereof, as follows:

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE NOMINEES.

		FOR	WITHHELD
1.	The election as director of the nominees listed below, for a three year term:	☐	☐

Carl F. Gregory
Kent C. Lufkin
Joseph F. Slabinski, III

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR PROPOSAL II — APPROVAL OF THE 2012 STOCK OPTION PLAN.

		FOR	AGAINST	ABSTAIN
2.	Approval of the 2012 Stock Option Plan.	☐	☐	☐

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR PROPOSAL III — RATIFICATION OF INDEPENDENT AUDITOR.

		FOR	AGAINST	ABSTAIN
3.	The ratification of the appointment of S.R. Snodgrass, A.C. as the Company’s independent auditor for the fiscal year ending December 31, 2012.	☐	☐	☐

THIS PROXY WILL BE VOTED AS DIRECTED, BUT IF NO DIRECTION IS MADE, THIS SIGNED PROXY WILL BE VOTED FOR THE NOMINEES, THE APPROVAL OF THE 2012 STOCK OPTION PLAN, AND THE RATIFICATION OF INDEPENDENT AUDITOR. IF ANY OTHER BUSINESS IS PRESENTED AT THE MEETING, THIS PROXY WILL BE VOTED BY THOSE NAMED IN THIS PROXY IN THEIR BEST JUDGMENT. AT THE PRESENT TIME, THE BOARD OF DIRECTORS KNOWS OF NO OTHER BUSINESS TO BE PRESENTED AT THE MEETING.

THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS

The undersigned acknowledges receipt from the Company, prior to the execution of this proxy, of Notice of the Meeting and a Proxy Statement dated March 26, 2012 and the Company’s 2011 Annual Report to Stockholders.

Please check here if you
Dated: , 2012	plan to attend the Meeting. ☐

SIGNATURE OF STOCKHOLDER	SIGNATURE OF STOCKHOLDER

PRINT NAME OF STOCKHOLDER	PRINT NAME OF STOCKHOLDER

Please sign exactly as your name appears on this form of proxy. When signing as attorney, executor, administrator, trustee, or guardian, please give your full title. If shares are held jointly, each holder should sign.

PLEASE COMPLETE, SIGN, DATE, AND MAIL THIS PROXY PROMPTLY IN THE
ENCLOSED POSTAGE-PAID ENVELOPE.